PULMATRIX
Corporate Overview



PULMATRIX

NASDAQ: PULM

Safe Harbor

This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as "anticipates," "assumes," "believes," "can," "could," "estimates," "expects," "forecasts," "guides," "intends," "is confident that," "may," "plans," "seeks," "projects," "targets," and "would," and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, Inc. (the "Company"), as set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K, as may be supplemented or amended by the company's Quarterly Reports on Form-10Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including Pulmazole, PUR1800, and PUR0200 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates' safety or efficacy.

Board of Directors



Michael Higgins
Chairman



Rick Batycky, PhD
Director



Todd Bazemore
Director



Chris Cabell, MD
Director



Mark Iwicki
Director



Amit Munshi
Director

Management



Ted Raad
CEO & Director



Michelle Siegert
Finance



Rusty Clayton, MD
Medical Director & Advisor



Aidan Curran, PhD
Research



Jason Perry
CMC, Pharm. Development



Steve Kramer
Quality



Audrey Rossow
Clinical Operations



Michael Lipp, PhD
Advisor CMC Strategy



Rhonda Chicko
Advisor Finance Strategy

Our Mission

PULMATRiX

PULMATRiX is committed to the development and commercialization of novel and transformational medicines for patients all over the world, using our proprietary iSPERSE™ technology to optimally deliver both respiratory and non-respiratory therapies via the respiratory system. Our initial focus is on respiratory diseases.



PULM (NASDAQ) Investment Highlights

- Proprietary iSPERSE platform technology that seeks to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics
- A scalable platform with applicability across drug classes and dry-powder delivery devices, that we believe creates broad potential for pipeline development and strategic partnerships

- Cipla worldwide development and 50-50 profit share partnership on Pulmazole anti-fungal program in Allergic Bronchopulmonary Aspergillosis with ~$1.5 B U.S. peak net revenue potential*, seeking to finalize Ph2b protocol
- PUR1800 development partnership with out-license option for NSKI portfolio to the J&J Lung Cancer Initiative for worldwide development and commercialization
- Worldwide licensing deal with Sensory Cloud, founded by David Edwards PhD, for commercialization of an over-the-counter hygienic product with potential application in COVID-19

- iSPERSE PUR3100 migraine program targets significant unmet need for over 30M patients in the U.S. with Ph1/1b proof-of-concept clinical trial in Q1-2022

- Strong balance sheet driven by capital generated during 2020
- Potential future revenues from J&J and Sensory Cloud partnerships to support clinical programs

* Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Pulmatrix Partnerships

Validation of iSPERSE technology, sharing of development cost and potential revenue expansion

Cipla Technologies (2019) Pulmazole Profit Share Partnership	**Expanding Global Opportunities for Pulmazole**	Cost sharing of development and commercialization costs with 50-50 share of worldwide free cash flows (profit) from commercialization
Johnson & Johnson (2019) PUR1800 (NSKI) Out-license	**J&J Global Lung Cancer Initiative Partnership**	Potential $2M milestone payment and $14M license-option fee payment in 2021, followed by up to $77M in additional milestone payments and low single digit royalties
Sensory Cloud (2020) NasoCalm (FEND) Out-license	**Over-The-Counter Partnership to Combat COVID-19 Infection**	Worldwide, royalty bearing license to proprietary salt formulations (PUR003 & PUR006) for OTC nasal delivery. Potential $1M commercial revenue milestone and escalating royalties

PULMATRiX

* D Edwards et al., QRB Discovery as part of the Cambridge Coronavirus Collection. Subject to change during the editing and production process. DOI: 10.1017/qrd.2020.9

Pulmatrix Pipeline

Product Pipeline	Indication	2H-2020	2021	2022
PUR1800** *NSKI* *(J&J License Option)*	Lung Cancer	Ph1b → Ph1b Data Anticipated 6 & 9 Month Tox Studies → 6 & 9 Month Toxicology Data Anticipated Potential J&J License Option Execution		
PUR3100	Migraine	CMC & Pre-Clinical → Ph1 & Ph1b → Ph1 & Ph1b (POC) Data Anticipated		
Pulmazole* *Anti-fungal* *(Cipla Partnership)*	Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma	**PH2b Study Protocol to Be Finalized Following FDA Type-C Meeting and Partnership JSC Approval** *(following Ph2 termination)*		
FEND **(NasoCalm)*****	Pulmatrix licensed NasoCalm formulations (PUR003 and PUR006), now re-branded as FEND, to Sensory Cloud in April 2020 Sensory Cloud plans to commence commercial sales of FEND, as an OTC nasal hygiene product, in October 2020			

PULMATRIX

* Partnership with Cipla Technologies, wholly owned subsidiary of Cipla
** Johnson & Johnson R&D collaboration with option for out-license
*** Out-license to Sensory Cloud

iSPERSE

Small Dense and Dispersible



iSPERSE Platform

Small, dense and dispersible particles designed for highly efficient respiratory delivery

iSPERSE Enables Sick Patients to Get More Effective Doses

Potential iSPERSE Advantages

- **Can be used with a broad range of drugs,** small molecule to biologic
- **Can be used with almost any device** (e.g., metered-dose, reservoir, capsule or blister-based inhalers)
- **Requires low inspiratory flow** for penetration deep into lung, based on high dispersibility
- **Can deliver large doses into lungs (tens of milligrams)** with high delivery efficiency
- **Avoids first-pass effect and systemic side-effects** with improved pharmacokinetics profile compared to oral delivery
- **Broad IP** portfolio into 2030s

Evolution of Engineered Dry Powder Drug Delivery



Large Porous Particle (ARCUS®) | Small Porous Particle (PulmoSphere™) | 1µm iSPERSE

Small Molecule APIs with Challenging Physical/ Chemical Attributes
Amorphous or Crystalline API

APIs Limited by Predicted Efficacious Dose
Inhaled Antibiotics > 30mg; Small Molecules > 1mg

Control of Pulmonary and Systemic Exposure
Manipulation of PK Through Changes in Solid State

Dry Powder Formulation of Biologics and Macromolecules
Proteins, Peptides and Nucleic Acids for Lung Delivery

PULMATRiX

Sources: D Singh et al., *Br J Clin Pharmacol.* 2018, 84(9):2097-2105; Perry, J, et al., *Br J Clin Pharmacol.* 2019, 85(3):580-589; ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com

Pulmazole

Inhaled Antifungal

Cipla Worldwide Development & Commercial Partnership

Inhaled Itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

Pulmazole worldwide co-development, commercialization and 50-50 profit share partnership with Cipla Technologies represents ~$1.5B U.S. peak net revenue opportunity*.

iSPERSE enables itraconazole delivery to the lung, enabling Pulmazole potential to address the underlying cause of disease while avoiding side effects of oral antifungal therapy and prolonged steroid treatment.

Pulmazole has the potential to increase overall antifungal use and shift Pulmazole to first line treatment for ABPA.

Prior Ph2 study terminated during the COVID-19 pandemic.

Working to finalize Ph2b protocol to commence clinical trial following planned FDA Type-C meeting and abatement of COVID-19 risks to study enrollment.



* Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

Exaggerated response of the immune system to the fungus *aspergillus* in patients with asthma and cystic fibrosis

ABPA Causes Airway Inflammation, Leading to Lung Damage and Fibrosis

Treatment focus

- Control of asthma symptoms
- Prevention and treatment of pulmonary exacerbations
- Reduction of pulmonary inflammation to prevent end-stage fibrotic disease

Treatment is usually limited to steroid and oral antifungal therapy

- Typical first line treatment is oral steroid therapy, followed by combination with oral antifungals, after insufficient treatment response with oral steroids

Healthy Lung



Diseased Lung



Untreated ABPA May Result in Pulmonary Fibrosis, Respiratory Failure and Potentially Death

PULMATRiX

Shah. *Allergy Asthma Immunol Res.* 2016;8(4):282; Tracy, J Fungi 2016;2:17; Agarwal, *Clinical & Experimental Allergy*. 2013;43, 850-873; Patterson. *Proc Am Thorac Soc.* 2010;7:237; Physician Research: Clearview Analysis; Estimate of Adult ABPA Prevalence Based on Country-specific Studies.

Significant Unmet Need Exists in ABPA

Dose Limiting Side Effects of Oral Antifungal Therapy Reduce Clinical Utility


Visual Changes
Cutaneous Reactions
Hepatic Abnormality
Gastro Intestinal Intolerance

- ✔ Variable and Poor PK
- ✔ Drug to Drug Interactions
- ✔ Fatigue

Significant Unmet Need Remains with Current Treatment Options in ABPA

- **~50%** of ABPA patients have **inadequate response** to oral steroids alone
- **~20%** of ABPA patients become **steroid dependent**
- Long-term steroid use associated with **development of complications** including invasive aspergillosis
- Antifungal agents are believed to **reduce fungal burden** (antigen induces inflammatory response)
- Antifungal treatment **improves clinical outcomes** and can potentially enable a reduction in steroid burden
- While the majority of antifungal use in ABPA is itraconazole, **overall antifungal use is limited** by safety/tolerability concerns

PULMATRiX

Wang. AMAC. 2010;54:2409. Denning. *Clinical Infectious Diseases*. 2002;34:563; Lestner. *Clinical Infectious Diseases* 2009; 49:928–30; Denning. *Clinical and Experimental Dermatology*. 2001;26:648; Greenberger P., B.R., Demain J, et. al., Allergic Bronchopulmonary Aspergillosis. *J Allergy Clin Immunol Pract*., 2015. 2(6): p. 703-708.; Physician Research: Clearview Analysis

Pulmazole: Potential to Change Standard of Care for ABPA

Ph1/1b study successfully met all endpoints

Phase 1/1b Part 1 & 2: SAD and MAD Key Results

Demonstrated safety and tolerability of Pulmazole administered up to 14 days
~100–400 fold lower plasma exposure over 24 hours than expected with oral Sporanox

Phase 1/1b Part 3: Single Dose Crossover Pulmazole 20mg Versus Single Dose Sporanox 200mg Oral

~50 Fold Higher Lung Exposure

~85 Fold Lower Plasma Exposure

1/10th of Dose

PULMATRIX

Source: ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com

Pulmazole Development Plan Builds Upon Clinical Precedent of Sporanox Improvement of FEV_1 in ABPA

Pulmazole is anticipated to improve upon Sporanox outcomes demonstrated in clinical literature

1

The NEW ENGLAND JOURNAL of MEDICINE

2000, Stevens et al.

Itraconazole **improved FEV_1** and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients

2

Journal of Clinical Immunology

2003, Wark et al.

Itraconazole **improved FEV_1**, decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients

3

Expert Review of Respiratory Medicine

2018, Agarwal et al.

In acute stage treatment naive ABPA patients, **monotherapy itraconazole** is effective in considerable number of patients, including **improved FEV_1 within 6 weeks**, with **less side-effects** compared to prednisolone monotherapy

Three Clinical Studies Demonstrated that Sporanox Treatment in Addition to Standard of Care Improved Both Disease Biomarkers and FEV_1

- Stevens and Wark studies support inclusion of oral Sporanox into current ABPA treatment guidelines (2016 IDSA) and were drivers behind the Pulmazole Ph2 and Ph2b study designs
- Stevens, Wark and Agarwal studies showed significant improvement in FEV_1 and biomarkers for ABPA
- Pulmazole is expected to improve upon the known efficacy, safety and tolerability profile of oral Sporanox given the Ph1/1b results of ~50-fold higher lung exposure and ~85-fold lower plasma exposure than oral Sporanox at 1/10 the dose

PULMATRiX

Source: Stevens. *NEJM*. 2000;342(11):757; Wark. *J Allergy Clin Immuno*. 2003;111; 952; Agarwal *Chest* 2018; doi: 10.1016/j.chest.2018.01.005

Phase 2b Study* Intended to Demonstrate Proof of Concept in Patients with Asthma-ABPA

Ph2b study planned to commence after COVID-19 pandemic risk to patient safety and study operations has abated. An FDA Type-C meeting is anticipated to inform the Ph2b protocol and overall development plan.

Patient Profile

Patients (M/F, ages 18–80) with confirmed asthma and ABPA



Screen
Placebo (n=6)
Pulmazole 20mg (n=12)
Pulmazole 40mg (n=12)
< 8 weeks >
Placebo (n=6)
Pulmazole 20mg (n=9)
Placebo (n=6)
Pulmazole 40mg (n=9)
< 8 weeks >
Observation
< 8 weeks >
Open Label Extension

Study Design

- Randomized double-blind placebo-controlled study (N=30 patients)
- Patients are dosed for 8 weeks or 16 weeks on top of standard of care (baseline asthma therapies, oral steroids)

Endpoints

- FEV1
- Exacerbations
- Safety and tolerability
- ACQ-6
- Serum IgE
- Sputum culture

PULMATRIX

*Study design is pending input from FDA and the Cipla partnership joint-steering-committee approval

Pulmazole: $1.5B Peak Net Revenue Potential in the U.S.

Anticipated increase of 1st line use drives the Pulmazole ~$1.5B U.S. peak net revenue forecast

1st Line Antifungal Usage May More than Double


30%
65%
Current Use of Antifungal 1st Line
Future Use of Antifungal 1st Line


~1.3B
U.S. ABPA Asthma
Net Revenue
~200M
U.S. Other Indications

Payers Interviewed Suggested ~80% Market Access*, and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics**

Xolair Omalizumab

Xolair Annual Price: ~$40K

Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen

Nucala

Nucala Annual Price: ~$35K

Nucala is indicated for patients with severe asthma and an eosinophilic phenotype

TOBI Podhaler

Tobi Podhaler Annual Price: ~$40K

TOBI Podhaler is a dry-powder inhaled antibiotic for cystic fibrosis patients with Pseudomonas aeruginosa

CINQAIR (reslizumab) Injection 100 mg/10 mL

Cinqair Annual Price: ~$25K

Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype

PULMATRIX

Source: Physician Interviews; Payer Interviews; ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; ** Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PUR1800

Inhaled p38, Syk, Src Kinase Inhibitor
with Potential for Lung Cancer

Reformulation of Janssen's RV1162
Narrow Spectrum Kinase Inhibitor (NSKI)

In clinical studies, RV1162 lactose blend demonstrated target engagement, anti-inflammatory activity, safety and tolerability in a 12-day study with stable COPD patients.

PUR1800, the iSPERSE formulation of RV1162, has the potential to achieve 2 to 3-fold greater lung exposure of the RV1162 lactose blend's "effective dose" while improving safety margins and potential for long-term dosing.

J&J may execute its $14M license-option fee and up to $77M in additional milestone payments plus low single digit royalties, following completion of Ph1b clinical trial and non-clinical toxicology studies during 2021.



Narrow Spectrum Kinase Inhibitors (NSKI)

Block steroid resistant inflammation and lung remodeling processes

PUR1800
(p38/Src/Syk)



Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Syk
Src
p38
PI3K γ/δ
SHIP1
Inflammatory Mediators
Neutrophil
Eosinophil
Injury
TLRs
ROS
TLRs
Cytokine Receptors
Syk
Src
p38
Growth Factors
Cytokines
Cytokines
Growth Factors
Macrophage

Three Primary Benefits

1

Treat Steroid-Resistant Inflammation

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity and reduce inflammation
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

2

Treat Inflammation from Infections

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

3

Treat Airway Remodeling

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

PULMATRIX

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815, Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45, Geraghty P et al. *Am J Respir Cell Mol Biol.* 2014; 50(3):559-70, Angata T et al. *Cell Mol Life Sci.* 2013; 70(17):3199-210

First in Human Study of RV1162 (NSKI)

Positive study results and opportunity for iSPERSE enablement of further clinical development resulted in Pulmatrix license of RV1162 and NSKI portfolio

RV1162 Reduced p38 MAPK Phosphorylation



p38 phosphorylation
p=0.73
p=0.01
% p38 phosphorylation
25.0
20.0
15.0
10.0
5.0
0.0
Sc
d12
Sc2
d123
Placebo
RV1162

RV1162 Reduced Sputum Neutrophils



Neutrophils
p=0.68
p=0.02
Sputum neutrophils (LogX10⁶ ceiling sputum)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
Sc
d12
Sc2
d123
Placebo
RV1162

Clinical Data Summary

- RV1162 lactose blend was well tolerated in human study including stable moderate-to-severe COPD subjects: ClinicalTrials.gov NCT01970618
- RV1162 lactose blend reduced the level of p38 phosphorylation demonstrating target engagement
- 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen
- RV1162 lactose blend showed dose-proportionality, linear kinetics, and minimal variability between subjects
- RV1162 was safe and well tolerated

PULMATRiX

Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD

PUR1800 iSPERSE Formulation Overcame the Limitations of RV1162 in Lactose Blend Formulation



Micronized RV1162

iSPERSE

Particle Engineering



PUR1800 – GLP Tox Formulation

- Janssen engaged Pulmatrix to overcome poor aerosol performance, drug accumulation in vivo and concerns with safety profile of RV1162 lactose blend formulation
- Janssen exited respiratory and licensed RV1162 and other NSKI to Pulmatrix given iSPERSE ability to enable further clinical development
- PUR1800 iSPERSE formulation of RV1162 was identified and advanced into 28-day GLP non-clinical safety study

PULMATRIX

28-Day GLP Toxicology Study* Resulted in PUR1800 Improved Safety Margins Relative to RV1162

iSPERSE enabled higher LUNG dosing and potentially longer-term dosing with PUR1800

PUR1800 Results

500 µg Nominal Dose ▶ **~300 µg Lung Dose**

Dose proportional systemic exposure
Reduced potential for lung drug accumulation
No noteworthy clinical signs

Janssen RV1162 Lactose Blend Data

500 µg Nominal Dose Resulted in ~125 µg Lung Dose

Observations

- ✓ **Data supports maximum PUR1800 nominal clinical dose of 550 µg and ability to deliver ~3X lung dose than RV1162**
- ✓ **Improved physical and chemical stability of PUR1800 vs. RV1162**
- ✓ **Low drug accumulation indicates potential for longer term dosing**

PULMATRiX

* Data on file

PUR1800 Phase 1b Trial in Stable COPD

Phase 1b: Safety study bridging from lactose formulation to iSPERSE formulation

Randomized, Double-blind, 3-way Crossover Study; 3 Dose Groups (2 active, 1 placebo) with 15 pts. 14 Days of Daily Dosing, with 28-day Crossover and 28-day Follow-up

Stable COPD Patients

15 patients

Randomized to 1st dose

Placebo	PUR1800 (250 µg)	PUR1800 (500 µg)
PUR1800 (250 µg)	Placebo	PUR1800 (500 µg)
PUR1800 (250 µg)	PUR1800 (500 µg)	Placebo

225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend (based on predicted lung deposition)

Endpoints

- Safety & Tolerability
- Pulmonary function (FEV1) days 1, 7 and 14
- Systemic and sputum pharmacokinetics days 1, 7 and 14
- Target engagement and efficacy pharmacodynamics days 1, 7 and 14

Upcoming Milestones

Q1–2021	Q2–2021	Q3–2021	Q4–2021

▲ Phase 1b Trial Start Anticipated

Phase 1b Data Anticipated ▲

PULMATRIX

PUR3100

Acute Migraine Product

- Large market market with significant unmet need in treatment of acute migraine
- Lung delivery offers many potential advantages including fast acting pain relief and symptom control with a favorable tolerability profile
- Recent commercial success of CGRP products has expanded the migraine market and demonstrated the need for branded innovative products



Acute Treatment of Migraine:

Large underserved market

Large Market

>1 billion worldwide

>38 million U.S.

Affects 3x's more women than men

Large Unmet Medical Need

75% of patients not actively treated with Rx's due to poor efficacy

80% of patients on Rx's would try new therapies

High Pharmacoeconomic Burden

$38 billion annual cost – U.S. (healthcare & lost productivity)

~ 150 million lost workdays – U.S.

Acute Treatment

New preventative treatment options do not address the ongoing need for acute treatment of migraine

>50% of patients require acute care for breakthrough pain

PULMATRIX

Source: Migraine Research Foundation

Migraine Market is Expanding
$3.4B Sales in 2017 to $5.1B Projected Sales in 2021

While CGRP have expanded the market, predominant use is for chronic not acute migraine

2018 Rx Market Share (16.5M Total Rx)	2019 Market Share (18.7M Total Rx)

~3% CGRP
(only branded)



436K
Others
15.4M

~97% Generic
(96% Triptans)

~12% CGRP
(only branded)



2.4M
Others
15.8M

~98% Generic
(96% Triptan)

Generics not meeting patient need

Key Take-Aways

- Generics account for 97% (2018) and 98% (2019) of all migraine prescriptions
- CGRP's, the newest class for migraine treatment, demonstrated significant growth from initial launch in 2018
- CGRP class growth represents **market expansion** as total generic prescriptions were relatively unchanged 2018–2019

PULMATRIX

Source: J.P. Morgan Research

PUR3100 Estimated Development Timelines


2020
2021
2022
2023
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Formulation & Process Development – BA Development & Validation – Manufacture – Stability
DOG PK
14-Day GLP TOX
Chronic Tox
PHASE 1/1b
Pre-IND
IND
Ph1 Data
Ph1b Data
PH3 READY
Regulatory
Regulatory

- PUR3100 iSPERSE formulation is anticipated to demonstrate differentiating ease of use, onset of action, symptom control and tolerability
- Ph1/1b study results anticipated to demonstrate safety and tolerability as well as proof-of-concept efficacy to enable a pivotal Phase 3 study

PULMATRIX

PUR3100: Phase 1 Safety Study & Phase 1b POC Study

Phase 1: Healthy Normal Volunteers

Healthy Normal Volunteers

6 Patients/Dose

PUR 3100: Dose 1 (n=6) ★ → **PUR 3100: Dose 2 (n=6)** ★ → **PUR 3100: Dose 3 (n=6)** ★ → **PUR 3100: Dose 4 (n=6)** ★

★ Safety/PK Evaluation to escalate

16 weeks

Phase 1b: Migraine Patients

105 Migraineurs

Randomized Evenly Across 3 Groups

28-Day Lead in (n=105) →

- **Placebo (n=35)**
- **PUR 3100: Low Dose (n=35)**
- **PUR 3100: High Dose (n=35)**

16 weeks

Endpoints

- Safety and PK assessment after each dose (~2 weeks)
- Once target PK achieved on to Part 2

- Screening requires a minimum of 2 and maximum of 8 days of migraine over a 14 to 28 day lead in period
- Randomized patients takes PUR3100 or Placebo at home on next migraine occurrence – no more than 28 days later
- Second dose may be taken if no relief from first dose (minimum 2h later)
- Symptom scores recorded in eDiary

PULMATRIX

Appendix



Glossary of Terms

505(b)(2)	FDA Regulatory Pathway for Drug Approval
ABPA	Allergic Bronchopulmonary Aspergillosis
ACQ-6	Asthma Control Questionnaire 6
BAL	Bronchoalveolar Lavage
CGRP	Calcitonin-Gene-Related Peptide
CMC	Chemistry Manufacturing and Controls
COPD	Chronic Obstructive Pulmonary Disease
FeNO	Fractional Exhaled Nitric Oxide
FEV_1	Forced Expiratory Volume in 1 Second
GI	Gastrointestinal
GLP	Good Laboratory Practice
HNV	Healthy Normal Volunteers
ICS	Inhaled Corticosteroid
IDSA	Infectious Disease Society of America
IgE	Immunoglobulin E Antibodies

IgG	Immunoglobulin G Antibodies
IND	Investigational New Drug
IP	Intellectual Property
LPS	Lipopolysaccharide
MAD	Multiple Ascending Dose
MAPK	Mitogen-Activated Protein Kinases
NSKI	Narrow Spectrum Kinase Inhibitor
PD	Pharmacodynamics
PK	Pharmacokinetics
POC	Proof of Concept
POM	Proof of Mechanism
Pulmazole	PUR1900
SAD	Single Ascending Dose
SOC	Standard of Care
Sporanox	Oral Itraconazole 200mg

PULMATRiX

PULMATRIX
Corporate Overview



PULMATRIX

NASDAQ: PULM